Exhibit 99.2
Levitt Corporation
Consolidated Statements of Financial Condition — Unaudited
(In thousands except share data)

	September 30,	December 31,
	2006	2005
Assets

Cash and cash equivalents	$65,231	113,562
Restricted cash	408	1,818
Inventory of real estate	845,565	611,260
Investment in Bluegreen Corporation	106,045	95,828
Property and equipment, net	70,278	44,250
Other assets	29,069	28,955

Total assets	$1,116,596	895,673

Liabilities and Shareholders’ Equity

Accounts payable and accrued liabilities	$101,083	66,652
Customer deposits	54,017	51,686
Current income tax payable	—	12,551
Notes and mortgage notes payable	518,170	353,846
Junior subordinated debentures	85,052	54,124
Deferred tax liability, net	4,942	7,028

Total liabilities	763,264	545,887

Shareholders’ equity:
Preferred stock, $0.01 par value
Authorized: 5,000,000 shares
Issued and outstanding: no shares	—	—
Common stock, Class A, $0.01 par value
Authorized: 50,000,000 shares
Issued and outstanding: 18,609,024 and 18,604,053 shares, respectively	186	186
Common stock, Class B, $0.01 par value
Authorized: 10,000,000 shares
Issued and outstanding: 1,219,031 shares	12	12
Additional paid-in capital	183,515	181,084
Unearned compensation	—	(110)
Retained earnings	167,354	166,969
Accumulated other comprehensive income	2,265	1,645

Total shareholders’ equity	353,332	349,786

Total liabilities and shareholders’ equity	$1,116,596	895,673

Levitt Corporation
Consolidated Statements of Income — Unaudited
(In thousands, except per share data)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2006	2005	2006	2005
Revenues:
Sales of real estate	$130,939	128,520	387,140	434,480
Title and mortgage operations	936	962	2,962	2,857

Total revenues	131,875	129,482	390,102	437,337

Costs and expenses:
Cost of sales of real estate	104,520	98,455	307,485	313,591
Selling, general and administrative expenses	32,736	20,070	89,957	62,675
Other expenses	615	1,448	7,906	3,390

Total costs and expenses	137,871	119,973	405,348	379,656

Earnings from Bluegreen Corporation	6,923	5,951	9,026	12,818
Loss from real estate joint ventures	(128)	(207)	(205)	(75)
Interest and other income	3,569	1,924	8,598	4,699

Income before income taxes	4,368	17,177	2,173	75,123
Provision for income taxes	1,395	6,469	598	28,545

Net income	$2,973	10,708	1,575	46,578

Earnings per common share:
Basic	$0.15	0.54	0.08	2.35
Diluted	$0.15	0.53	0.07	2.32

Weighted average common shares outstanding:
Basic	19,824	19,817	19,822	19,816
Diluted	19,831	19,944	19,828	19,952

Cash dividends per common share:
Class A common stock	$0.02	0.02	0.06	0.06
Class B common stock	$0.02	0.02	0.06	0.06

LEVITT CORPORATION AND SUBSIDIARIES
Summary of Selected Financial Data (unaudited)

	As of or for the
	Nine Months Ended		As of or for the Three Months Ended
(dollars in thousands, except per share and average price data)	9/30/2006	9/30/2005	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005
Consolidated Operations:
Revenues from sales of real estate	$387,140	434,480	130,939	130,658	125,543	123,632	128,520
Cost of sales of real estate	307,485	313,591	104,520	100,910	102,055	94,491	98,455

Margin (a)	$79,655	120,889	26,419	29,748	23,488	29,141	30,065
Earnings (loss) from Bluegreen Corporation	$9,026	12,818	6,923	2,152	(49)	(104)	5,951
Selling, general & administrative expenses	$89,957	62,675	32,736	30,466	26,755	24,964	20,070
Net income (loss)	$1,575	46,578	2,973	(737)	(660)	8,333	10,708

Basic earnings (loss) per share	$0.08	2.35	0.15	(0.04)	(0.03)	0.42	0.54
Diluted earning (loss) per share (b)	$0.07	2.32	0.15	(0.04)	(0.03)	0.42	0.53
Average shares outstanding (thousands)	19,822	19,816	19,824	19,823	19,821	19,819	19,817
Diluted shares outstanding (thousands)	19,828	19,952	19,831	19,823	19,821	19,843	19,944

Dividends declared per common share	$0.06	0.06	0.02	0.02	0.02	0.02	0.02

Key Performance Ratios:
S, G & A expense as a percentage of total revenues	23.1%	14.3%	24.8%	23.1%	21.1%	20.0%	15.5%
Return on average shareholders’ equity, trailing 12 mos. (d)	2.9%	20.5%	2.9%	5.2%	7.3%	17.0%	20.5%
Ratio of debt to shareholders’ equity	170.7%	92.8%	170.7%	150.2%	136.1%	116.6%	92.8%
Ratio of debt to total capitalization	63.1%	48.1%	63.1%	60.0%	57.7%	53.8%	48.1%
Ratio of net debt to total capitalization	56.2%	33.3%	56.2%	51.6%	48.5%	38.9%	33.3%

Consolidated Balance Sheet Data:
Cash	$65,231	97,174	65,231	73,306	75,772	113,562	97,174
Inventory of real estate	845,565	525,303	845,565	754,655	698,811	611,260	525,303
Investment in Bluegreen Corporation	106,045	93,747	106,045	97,555	95,948	95,828	93,747
Total assets	1,116,596	786,934	1,116,596	1,018,416	952,567	895,673	786,934
Total debt	603,222	315,995	603,222	523,654	475,839	407,970	315,995
Total liabilities	763,264	446,481	763,264	669,679	603,029	545,887	446,481
Shareholders’ equity	353,332	340,453	353,332	348,737	349,538	349,786	340,453

Homebuilding Division (e):
Revenues from sales of real estate	$357,486	335,756	122,637	116,574	118,275	102,611	110,674
Cost of sales of real estate	288,185	265,118	99,069	92,619	96,497	81,890	87,266

Margin (a)	$69,301	70,638	23,568	23,955	21,778	20,721	23,408
Margin percentage (c)	19.4%	21.0%	19.2%	20.5%	18.4%	20.2%	21.2%
New orders (units)	1,034	1,277	196	332	506	490	243
New orders ($)	$354,750	381,880	68,059	117,304	169,387	165,100	82,725
Construction starts	1,405	1,370	483	532	390	292	545
Homes delivered	1,234	1,388	403	392	439	401	439
Average closing price of homes delivered	$290,000	242,000	304,000	297,000	269,000	256,000	252,000
Backlog of homes (units)	1,592	1,703	1,592	1,799	1,859	1,792	1,703
Backlog of homes ($)	$554,589	494,836	554,589	609,167	608,437	557,325	494,836

Land Division (f):
Revenues from sales of real estate	$29,660	84,614	8,302	14,086	7,272	21,044	17,914
Cost of sales of real estate	17,497	38,055	4,760	7,718	5,019	12,651	10,783

Margin (a)	$12,163	46,559	3,542	6,368	2,253	8,393	7,131
Margin percentage (c)	41.0%	55.0%	42.7%	45.2%	31.0%	39.9%	39.8%
Acres sold	134	1,413	29	49	56	234	109
Inventory of real estate (acres) (g)	7,109	7,520	7,109	7,138	7,231	7,287	7,520
Inventory of real estate ($)	$183,199	154,488	183,199	152,470	147,910	150,686	154,488
Backlog of land (acres)	69	435	69	84	195	238	435
Backlog of land ($)	$20,281	43,427	20,281	15,387	33,717	34,802	43,427

(a)	Margin is calculated as sales of real estate minus cost of sales of real estate.

(b)	Diluted earnings (loss) per share takes into account the dilution in earnings we recognize from Bluegreen as a result of outstanding securities issued by Bluegreen that enable the holders thereof to acquire shares of Bluegreen’s common stock.

(c)	Margin percentage is calculated by dividing margin by sales of real estate.

(d)	Calculated by dividing net income by average shareholders’ equity. Average shareholders’ equity is calculated by averaging the equity balance at the end current period with the equity balance at the end of the same period in the prior year.

(e)	Excludes joint ventures. Backlog includes all homes subject to sales contracts.

(f)	Includes land sales to Homebuilding division, if any. These inter-segment transactions are eliminated in consolidation.

(g)	Estimated net saleable acres (subject to final zoning, permitting, and other governmental regulations / approvals)

LEVITT CORPORATION
Homebuilding Communities — Lot Inventory
As of: 9/30/06

		Sales	Planned	Closed		Sold	Net Units
Community	Location	Started	Units (a)	Units	Inventory	Backlog	Available
ACTIVE ADULT
Cascades — St. Lucie West (b)	Port St. Lucie, FL	2000	1,158	1,149	9	5	4
Summit Greens	Clermont, FL	2000	769	766	3	3	—
Cascades — Estero	Ft. Myers, FL	2002	614	602	12	12	—
Cascades — Sarasota	Sarasota, FL	2003	453	240	213	133	80
Cascades — Groveland	Groveland, FL	2005	999	163	836	54	782
Cascades — River Hall	Ft. Myers, FL	2005	570	18	552	69	483
Cascades — Southern Hills	Brooksville, FL	2005	925	—	925	32	893
Cascades — World Golf Village	St. John’s County, FL	2005	444	77	367	144	223
Seasons — Laurel Canyon	Canton, GA	2005	725	16	709	165	544
Seasons — Tradition (b)	Port St. Lucie, FL	2005	1,200	—	1,200	146	1,054
Seasons — Lake Lanier	Cobb County, GA	2006	722	—	722	53	669
Seasons — Prince Creek	Murrell’s Inlet, SC	2006	460	—	460	119	341
Total Actively Selling Communities			9,039	3,031	6,008	935	5,073

Cascades- Grand Landings	Palm Coast, FL	2007	416	—	416	—	416
Seasons — Seven Hills	Paulding County, GA	2006 Q4*	730	—	730	—	730
Cascades-Bonita Springs	Bonita Springs, FL	2007	445	—	445	—	445

Total Currently in Development			1,591	—	1,591	—	1,591

TOTAL ACTIVE ADULT INVENTORY			10,630	3,031	7,599	935	6,664

FAMILY
Avalon Park	Orlando, FL	2002	806	769	37	31	6
Magnolia Lakes (b)	Port St. Lucie, FL	2002	478	477	1	—	1
Regency Hills	Clermont, FL	2002	265	265	—	—	—
Summerport	Windermere, FL	2003	481	476	5	3	2
Hartwood Reserve	Clermont, FL	2004	325	143	182	138	44
Hunter’s Creek	Orange County, FL	2004	112	104	8	8	—
Riomar	Sarasota, FL	2004	154	53	101	98	3
Jessup Reserve	Orlando, FL	2005	346	—	346	79	267
San Simeon I & II	Ft. Myers, FL	2005	469	—	469	93	376
Reserve at Sanford	Orlando, FL	2006	129	—	129	1	128
Turtle Creek	Osceola County, FL	2006	433	—	433	58	375
Various	Memphis, TN	Various	2,099	1,513	586	138	448
Various	Nashville, TN	Various	126	64	62	10	52

Total Actively Selling Communities			6,223	3,864	2,359	657	1,702

Seven Hills	Paulding County, GA	2007 Q1*	515	—	515	—	515
Various	Memphis, TN	Various	579	—	579	—	579
Various	Nashville, TN	Various	381	—	381	—	381

Total Currently in Development			1,475	—	1,475	—	1,475

TOTAL FAMILY INVENTORY			7,698	3,864	3,834	657	3,177

TOTAL INVENTORY OWNED
Active Adult communities			10,630	3,031	7,599	935	6,664
Family communities			7,698	3,864	3,834	657	3,177

Total Properties Owned			18,328	6,895	11,433	1,592	9,841

PROPERTIES UNDER CONTRACT TO BE ACQUIRED (c)
Active Adult communities		Various	1,125	—	1,125	—	1,125
Family communities		Various	385	—	385	—	385

Total Properties Under Contract			1,510	—	1,510	—	1,510

Total Properties			19,838	6,895	12,943	1,592	11,351

*	Projected sales commencement date. Actual sales commencement date may be different.

(a)	Actual number of units may vary from original project plan due to engineering and architectural changes.

(b)	Acquired from Land Division

(c)	There can be no assurance that current property contracts will be consummated.

LEVITT CORPORATION
Land Development Properties
As of: 9/30/06

							$ Book
			Non-	Net		Saleable	value per	Acres	Saleable
		Total	Saleable	Saleable	Closed	Acres	Saleable	Under	Acres
Project	Location	Acres	Acres (a)	Acres (a)	Acres	Remaining	Acre ($000)	Contract (b)	Available (c)
Currently in Development
St. Lucie West	St. Lucie County, FL	1,964	—	1,964	1,964	—		—	—

St. Lucie West	St. Lucie County, FL	1,964	—	1,964	1,964	—	$—	—	-
Tradition FL	St. Lucie County, FL	2,290	483	1,807	1,233	574		69	505
Tradition FL	St. Lucie County, FL	2,800	970	1,830	446	1,384		—	1,384
Tradition FL	St. Lucie County, FL	3,156	978	2,178	—	2,178		—	2,178
Tradition, FL	St. Lucie County, FL	8,246	2,431	5,815	1,679	4,136	28	69	4,067

Tradition SC	Jasper County, SC	5,390	2,417	2,973	—	2,973	—	—	2,973

Tradition, SC	Jasper County, SC	5,390	2,417	2,973	—	2,973	23	—	2,973

Total Currently in Development		15,600	4,848	10,752	3,643	7,109	$26	69	7,040

Properties Under Contract to be Acquired (c)

		—	—	—	—	—	$—	—	—

Total Properties Under Contract		—	—	—	—	—	$—	—	-

Total Properties		15,600	4,848	10,752	3,643	7,109	$26	69	7,040

(a)	Actual saleable acres may vary from original plan due to changes in zoning, project design, or other factors.

(b)	There can be no assurance that current property contracts will be consummated.

(c)	Saleable acres available for sale are approved for the following mix of use (estimates subject to change):

	Acres	Residential	Commercial
Project	Available	Units*	Sq. Ft.
St. Lucie West	—	—	—
Tradition, FL	4,067	11,000	7,425,000
Tradition, SC	2,973	9,500	1,500,000

Total	7,040	20,500	8,925,000

*	Based on current plans for these communities. Management may not utilize the full residential density allowed by the existing entitlements.